UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 2, 2020

Dominion Energy Gas Holdings, LLC

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-37591	46-3639580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each Exchange on which Registered
2014 Series C 4.6% Senior Notes		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2020, the Board of Directors (the “Board”) of Dominion Energy Gas Holdings, LLC (the “Company”) approved an amendment to the Company’s Articles of Organization (as amended, the “Articles of Organization”) and an amendment and restatement of the Company’s Operating Agreement (as amended and restated, the “Operating Agreement”) to change the name of the Company from Dominion Energy Gas Holdings, LLC to Eastern Energy Gas Holdings, LLC.

Effective on November 2, 2020 with the filing of Articles of Amendment to the Articles of Organization with the Commonwealth of Virginia State Corporation Commission, Article I of the Articles of Organization was amended to read: “The name of the limited liability company is Eastern Energy Gas Holdings, LLC.”

On November 2, 2020, the Operating Agreement was amended to read “Eastern Energy Gas Holdings, LLC” wherever it had previously read “Dominion Energy Gas Holdings, LLC” and all references to Dominion Energy Questar Corporation as the sole member of the Company were replaced with references to BHE GT&S, LLC, a wholly-owned subsidiary of Berkshire Hathaway Energy Company (“BHE”), in addition to certain other related changes.

The foregoing is a brief description of the amendments to the Articles of Organization and the Operating Agreement and is qualified in its entirety by reference to the full text of the Articles of Amendment and the Operating Agreement, which are filed herewith as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein.

Item 8.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Following the closing of the previously announced transaction on November 1, 2020 of BHE’s purchase of substantially all of the natural gas transmission and storage business of Dominion Energy, Inc. and Dominion Energy Questar Corporation, including all of the outstanding membership interests of the Company, on November 2, 2020, the Company notified the New York Stock Exchange (the “Exchange”) of its (i) intent to withdraw its 2014 Series C 4.6% Senior Notes (the “Series C Senior Notes”) from listing on the Exchange and (ii) file with the Securities and Exchange Commission a notification of removal from listing and registration on Form 25 to effect the delisting of all the Series C Senior Notes from the Exchange and the deregistration of the Series C Senior Notes under Section 12(b) of the Securities Exchange Act of 1934, as amended ((i) and (ii), collectively, the “Delisting”). The Company expects to submit Form 25 with the SEC on or about November 12, 2020 and anticipates that the withdrawal will be effective 10 days after Form 25 is filed, and that the Exchange will suspend trading in its Notes before the market opens on November 23, 2020.

On November 2, 2020, BHE issued a press release announcing the Delisting, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment, effective November 2, 2020.

3.2	Operating Agreement, amended and restated, effective November 2, 2020.

99.1	Press Release of Dominion Energy Gas Holdings, LLC, dated November 2, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY GAS HOLDINGS, LLC Registrant

/s/ Scott C. Miller
Name:	Scott C. Miller
Title:	Chief Financial Officer & Treasurer

Date: November 2, 2020